------------------------------------------------------------------------------
------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                              -------------------------

                                       FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




                                   JUNE 30, 1998
                  Date of report (Date of earliest event reported)


                         CHILDREN'S BROADCASTING CORPORATION
                  (Exact Name of Registrant as Specified in Charter)





             MINNESOTA                0-21534               41-1663712
   (State or Other Jurisdiction     (Commission           (IRS Employer
         of Incorporation)          File Number)      Identification Number)



                 724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
             (Address of Principal Executive Offices, including Zip Code)


                                    (612) 338-3300
                 (Registrant's Telephone Number, including Area Code)

------------------------------------------------------------------------------
------------------------------------------------------------------------------

ITEM 5    OTHER EVENTS

(A)    PRIVATE PLACEMENT OF SERIES B CONVERTIBLE PREFERRED STOCK

       On June 30, 1998, Children's Broadcasting Corporation (the "Company") closed on the transaction contemplated by its Securities Purchase Agreement with Talisman Capital Opportunity Fund Ltd., Dominion Capital Limited and Sovereign Partners LP, dated June 25, 1998. Pursuant to such agreement, the Company issued 606,061 shares of its Series B Convertible Preferred Stock ("this Series") to three accredited investors for which it received gross proceeds of $2,000,000. From the gross proceeds, the Company paid a 6.25% commission to Pacific Continental Securities Corp. The transaction resulted in net proceeds to the Company of approximately $1,850,000.

       The shares of this Series have a stated value of $3.30 per share (the "Stated Value") and are redeemable for cash in certain circumstances. At any time on or before the date which is 60 days following the closing of the transaction contemplated by the Purchase Agreement between the Company and Catholic Radio Network, LLC, dated April 17, 1998 (the "CRN Closing"), but in no event earlier than three business days after the CRN Closing, if the holders of at least 25% of the outstanding unconverted shares of this Series so elect, the Company shall, to the extent that funds are legally available therefor, redeem all of the outstanding unconverted shares of this Series by payment in cash of the sum equal to 122.5% of the Stated Value for each outstanding unconverted share of this Series (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes). If the Company so elects, it may at any time, to the extent that funds are legally available therefor, redeem all or any part of the outstanding unconverted shares of this Series, upon payment in cash of the sum equal to 122.5% of the Stated Value for each outstanding unconverted share of this Series (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes).

       The shares of this Series may also be converted into shares of Common Stock of the Company in certain circumstances. At the option of the holder, at any time after the date 120 days following the closing date, the shares of this Series shall, subject to the schedule presented in the following paragraph, be convertible, into fully paid and nonassessable shares of Common Stock, at the conversion price in effect at the time of conversion, each share of this Series being deemed to have the Stated Value for the purpose of such conversion. The number of shares of Common Stock to be delivered upon conversion of a share of this Series shall be the Stated Value, divided by the lesser of (x) 110% of the average best bid price of the Common Stock for the five consecutive trading days ending on the day preceding the conversion date, or (y) 94% of the average of the three lowest closing prices of the Common Stock during the 60 calendar day period ending on the day preceding the conversion date; provided, however, that such initial conversion price shall be subject to adjustment from time to time in certain instances. The number of shares so issuable upon conversion shall be multiplied by the number of shares of this Series to be converted, and the product thereof shall be delivered to the holder. Notwithstanding the foregoing, if the Common Stock is not traded on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market on the conversion date, then the percentage specified in clause (y) above shall be 84%.

       The shares of this Series may be converted, at the option of the holder, in accordance with the following schedule:



                  Number of Days              Percentage of Original
            Elapsed Following Issuance     Preferred Stock Convertible
            --------------------------     ---------------------------

                        120                            20%

                        150                            40%

                        180                            60%

                        210                            80%

                        240                           100%

       In the case of the call for redemption of any shares of this Series, such right of conversion shall cease and terminate as to the shares designated for redemption on the day such shares are actually redeemed by the Company; provided, however, that the holder may, upon giving a conversion notice to the Company within ten business days after receipt of the Company's notice of redemption, convert such number of shares of this Series as such holder would have been entitled to convert had such notice of redemption not been given by the Company. In the event that any shares of this Series have not been redeemed or converted into Common Stock on or before June 15, 2002, such shares shall automatically be converted.

       In connection with the above-referenced financing, the Company issued a five-year warrant to the investors for the purchase of an aggregate of 100,000 shares of the Company's Common Stock, at a per share exercise price of $3.7734375. In addition, if the CRN Closing does not occur on or prior to September 30, 1998, the Company has agreed to issue a five-year warrant to the investors for the purchase an aggregate of 25,000 shares of the Company's Common Stock, at a per share exercise price of the lesser of (i) $3.7734375 or (ii) 80.77% of the closing price of a share of Common Stock on September 30, 1998.

       All of the above issuances were made in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933, as amended (the "Act"), which provides an exemption for transactions not involving a public offering. The purchasers of the securities described above acquired them for their own accounts and not with a view to any distribution thereof to the public. At their issuance, the foregoing securities were restricted as to sale or transfer, unless registered under the Act, and certificates representing such securities contained restrictive legends stating that the securities were not to be offered, sold or transferred other than pursuant to an effective registration statement under the Act, or an exemption from such registration. In addition, the recipients of such securities received or had access to material information concerning the Company, including but not limited to the Company's reports on Form 10-KSB, Form 10-QSB and Form 8-K, as filed with the Securities and Exchange Commission.

(B)    ACQUISITION OF ADDITIONAL SECURITIES OF HARMONY HOLDINGS, INC.

       On June 30, 1998, the Company exercised options to purchase an aggregate of 750,000 shares of Common Stock of Harmony Holdings, Inc. ("Harmony") at $1.50 per share (the "Option Exercise"). On July 1, 1998, the Company purchased an aggregate of 250,000 shares of Common Stock of Harmony at $1.73 per share, including a $0.05 per share commission paid to Brookstreet Securities (the "Share Purchase"). The Company obtained funds for the Option Exercise and the Share Purchase pursuant to the Securities Purchase Agreement described in Item 5(A) above. The Company reserves the right to purchase additional shares of Common Stock, on the open market or through direct purchases from Harmony, if it deems such action to be in its best interest.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

       10.1 Securities Purchase Agreement by and between Children's Broadcasting Corporation, Talisman Capital Opportunity Fund Ltd., Dominion Capital Limited and Sovereign Partners LP, dated June 25, 1998.

       10.2 Registration Rights Agreement by and between Children's Broadcasting Corporation, Talisman Capital Opportunity Fund Ltd., Dominion Capital Limited and Sovereign Partners LP, dated June 25, 1998.

       10.3 Common Stock Purchase Warrant issued by Children's Broadcasting Corporation to Talisman Capital Opportunity Fund Ltd., dated June 26, 1998.

       10.4 Common Stock Purchase Warrant issued by Children's Broadcasting Corporation to Dominion Capital Limited, dated June 26, 1998.

       10.5 Common Stock Purchase Warrant issued by Children's Broadcasting Corporation to Sovereign Partners LP, dated June 26, 1998.

                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 6, 1998.


                                             CHILDREN'S BROADCASTING CORPORATION


                                             By: /s/ James G. Gilbertson
                                                -------------------------------
                                                     James G. Gilbertson
                                                     Chief Operating Officer

                                    EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
------         -----------

10.1 Securities Purchase Agreement by and between Children's Broadcasting Corporation, Talisman Capital Opportunity Fund Ltd., Dominion Capital Limited and Sovereign Partners LP, dated June 25, 1998.

10.2 Registration Rights Agreement by and between Children's Broadcasting Corporation, Talisman Capital Opportunity Fund Ltd., Dominion Capital Limited and Sovereign Partners LP, dated June 25, 1998.

10.3 Common Stock Purchase Warrant issued by Children's Broadcasting Corporation to Talisman Capital Opportunity Fund Ltd., dated June 26, 1998.

10.4 Common Stock Purchase Warrant issued by Children's Broadcasting Corporation to Dominion Capital Limited, dated June 26, 1998.

10.5 Common Stock Purchase Warrant issued by Children's Broadcasting Corporation to Sovereign Partners LP, dated June 26, 1998.